Property, Plant and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment	Property, Plant and Equipment
A summary of property, plant and equipment as of December 31, 2019 and 2018 is as follows:

	2019	2018
	(in millions)
Land and industrial buildings	$3,279	$3,332
Plant, machinery and equipment	8,621	8,417
Assets sold with buy-back commitment	2,649	3,100
Construction in progress	164	162
Other	793	815
Gross property, plant and equipment	15,506	15,826
Accumulated depreciation	(10,237)	(9,925)
Net property, plant and equipment	$5,269	$5,901

Property, plant and equipment recorded under capital leases were immaterial as of December 31, 2019 and 2018.
Depreciation expense on the above property, plant and equipment totaled $853 million, $965 million, and $929 million for the years ended December 31, 2019, 2018, and 2017, respectively. Excluding depreciation for assets sold with buy-back commitments, depreciation expenses totaled $548 million, $587 million, and $610 million for the years ended December 31, 2019, 2018, and 2017, respectively.
Commercial and Specialty Vehicles recognized an impairment loss on new and used vehicles of $86 million, $76 million and $86 million on assets sold with a buy-back commitment for the years ended December 31, 2019, 2018, and 2017, respectively. The losses are recognized in “Cost of goods sold.”
The Company had contractual commitments of $118 million and $123 million for the acquisition of property, plant and equipment at December 31, 2019 and 2018, respectively.